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                                               September 19, 1996




WRITER'S DIRECT NUMBER:  (816) 556-2936





Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Attention:  Filing Desk

Ladies and Gentlemen:

     We hereby file with you by direct transmission to the Commission's EDGAR system a report of Kansas City Power & Light Company on Form 8-K. Signed counterparts of this report on Form 8-K are being forwarded to the New York Stock Exchange and the Chicago Stock Exchange.

                              Sincerely,

                              /s/Jeanie Sell Latz
                              Senior Vice President-
                              Corporate Services




JSL:jh

Enc.

cc:  New York Stock Exchange
     Chicago Stock Exchange